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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              UTILICORP UNITED INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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To date UCU Shareholder Relations has only received proxy vote cards from 30 percent of employee shareholders. Since the employee shareholder vote is especially critical for this proxy, please remind your employees about the need to vote their shares. Not voting on these issues is the same as voting "no."

If your employees -- or any other shareholders -- need a duplicate proxy card, they can call Shareholder Relations at 1-800-487-6661 (467-3513 or 467-3087 for Kansas City area employees).

Unlike typical proxies, five of the eight issues on this one require approval by a majority of shares outstanding. (Most proxy issues must be approved by a majority of the shares that are voted.) Also unlike typical proxy votes, only the shareholder of record -- not a broker or the company -- can vote on these five issues. The reason for the increased requirement is that they would amend UtiliCorp's certificate of incorporation. The five issues include four anti-takeover measures and one that would increase the number of shares that UCU is authorized to issue.

In case you need more information, here's a copy of the March InfoNet Managers Pak related to the proxy vote, or look at page 3 of the April issue of InfoNet...

And if you have questions about the proxy vote, call Ellen Fairchild at 816-467-3506 or send an e-mail.

--Diane Walker

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                                 [LETTERHEAD]


INFONET MANAGERS PAK - 1ST QUARTER SPECIAL EDITION, MARCH 1998



EMPLOYEE TALKING POINTS
A CORPORATE COMMUNICATIONS RESOURCE FOR UCU MANAGERS TO USE IN DISCUSSIONS WITH EMPLOYEES.

                           EXPLAINING THE UCU PROXY VOTE

BACKGROUND
UtiliCorp recently mailed proxy cards and statements to shareholders, along with the annual report. Unlike typical proxies, this one includes five issues that would amend UCU's certificate of incorporation. Such amendments require a vote of support from a majority of UCU's outstanding shares. (Typical proxy votes only require a simply majority of the votes that are cast.) The ones that require all-shareholder approval are four issues designed to help protect the company against an unwanted takeover and one authorizing the issue of additional shares.

Employee shareholder votes are always important, but they are particularly important for this proxy vote. And gaining approval of the proxy items is considered critical to protecting UCU's ability to choose its own destiny. Please share the following information with your employees so they can understand the issues as well as how important it will be for them to vote their proxies.

POINTS

    - The proxy cards and statements were mailed in late March. Please encourage employees to complete and return their proxies by mid-April. To be counted, proxies must be received prior to the shareholder meeting, which is set for May 6.

    - Employees own 12% - 6.4 million - of UCU's 53.7 million outstanding shares, so their votes are critical.

    - The anti-takeover proxy issues are numbers 5 through 8. In addition, item 4 relates to increasing the number of shares that UCU can issue. Explanations of the anti-takeover proposals begin on page 22 of the proxy statement. Each proposal outlines the advantages and disadvantages of the proposed changes. There is also a section on page 23 that lists the anti-takeover provisions that UCU already has in place.

    - Since UtiliCorp needs a majority of outstanding shares to vote "For" the proxy issues, it's important to know that not voting your proxy is the same as voting "Against."

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    -     Each proxy issue will be considered individually, so shareholders will need to check "For" or "Against" for each one.

    - UtiliCorp's Board of Directors has unanimously approved and recommends that stockholders vote "For" all the proposals.

    - Employees who need to request a duplicate proxy card can call the UCU shareholder line, 800-487-6661 (467-3513 or 467-3087 for Kansas
          City area employees).

A LOOK AT THE PROS AND CONS
(NOTE: THE PROXY STATEMENT THAT WAS MAILED TO SHAREHOLDERS IN LATE MARCH CONTAINS A MORE DETAILED EXPLANATION OF THESE ISSUES. MANAGEMENT RECOMMENDS THAT YOU REVIEW THE PROXY STATEMENT BEFORE YOU VOTE YOUR PROXY CARD. THE UCU BOARD HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS VOTE "FOR" EACH OF THESE PROXY ISSUES.)

1. To elect three Directors of the Company to hold office for three years and until their successors have been duly elected and qualified.
    THIS RELATES TO THE ANNUAL ELECTION OF OFFICERS, A ROUTINE PROXY ITEM.

2. To consider and act upon a proposal to approve an amendment to the UCU Annual and Long-Term Incentive Plan.
    THIS RELATES TO EXECUTIVE COMPENSATION, ALSO A ROUTINE PROXY ITEM.

3. To consider and act upon a proposal to amend the Amended and Restated 1986 Stock Incentive Plan to allow the issuance of an additional 2 million shares pursuant to the plan.
    THIS AUTHORIZES UCU TO ISSUE ADDITIONAL SHARES FOR UCU'S STOCK INCENTIVE PLAN, WHICH IS USED AS AN INCENTIVE FOR EMPLOYEES.

4. To consider and act upon a proposal to amend the Certificate of Incorporation to increase the number of authorized shares of common stock to 200 million.
    THIS AUTHORIZES UCU TO ISSUE ADDITIONAL SHARES FOR FUTURE FINANCING, INVESTMENT OPPORTUNITIES, STOCK DIVIDENDS, ETC.

5. To consider and act upon an amendment to the Certificate of Incorporation of the Company to allow the Board to designate voting rights for preference stock.
    THIS ANTI-TAKEOVER MEASURE WOULD GIVE THE UCU BOARD THE POWER TO DESIGNATE THE VOTING RIGHTS OF PREFERENCE STOCK, SIMILAR TO THE POWER IT ALREADY HAS RELATED TO COMMON STOCK.

6. To consider and act upon an amendment to the Certificate of Incorporation of the Company to increase the number of shares required to call a special meeting.
    THIS ANTI-TAKEOVER MEASURE WOULD PREVENT A SMALL NUMBER OF SHAREHOLDERS FROM CALLING A SPECIAL MEETING TO MAKE PROPOSALS THAT COULD BE DISRUPTIVE TO UCU.

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7.  To consider and act upon an amendment to the Certificate of Incorporation of the Company to eliminate cumulative voting.
    THIS ANTI-TAKEOVER MEASURE WOULD PREVENT A MINORITY OF SHAREHOLDERS FROM OBTAINING REPRESENTATION ON UCU'S BOARD IN ORDER TO ELECT A DIRECTOR WHO IS INTENT ON A TAKEOVER.

8. To consider and act upon an amendment to the Certificate of Incorporation of the Company to provide for removal of board members only for cause. THIS ANTI-TAKEOVER MEASURE HELPS PREVENT REMOVAL OF A DIRECTOR UNLESS REMOVAL IS WARRANTED FOR REASONS OTHER THAN TO TAKE CONTROL OF THE BOARD.

9. To consider and transact such other business as may properly come before the meeting or any adjournment thereof.
    THIS IS A ROUTINE PROXY ITEM.